UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2013

MCGRAW HILL FINANCIAL, INC.
(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York (Address of Principal Executive Offices)		10020 (Zip Code)

(212) 512-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2013, McGraw Hill Financial, Inc. (the “Company”) announced Charles Teschner, Executive Vice President of Global Strategy and Corporate Development, has decided to leave the Company during the fourth quarter of 2013 to pursue other career opportunities.  As of the date of this filing, the effective date of Mr. Teschner’s departure and any compensation terms associated with his departure have not been finalized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2013

MCGRAW HILL FINANCIAL, INC.

By:	/s/ Kenneth M. Vittor

Name:	Kenneth M. Vittor
Title:	Executive Vice President and General Counsel

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